Exhibit 10.1

November 24, 2010

Alphatec Spine Inc

5818 El Camino Real

Carlsbad, CA 92008

USA

Dear Sir,

Letter of Amendment in respect of Supply Agreement between Invibio Inc. and Alphatec Spine, Inc. (formerly Alphatec Manufacturing, Inc.) dated October 18, 2004, as amended (the “Agreement”).

Following our discussions we are writing to confirm that pursuant to section 4.1 of the Agreement we have agreed to make the following amendments to the Agreement:

1. Clause 3.1 shall be amended so that the Term of the Agreement shall be extended for an additional four (4) years, therefore expiring on December 18, 2018.

2. Clause 2.3 shall be amended to incorporate the revised pricing structure, [***], with effect from the date of this letter, as below:

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Material Grade	Buyer Part No:	Base Price per meter	TIER 1 Price per meter	TIER 2 Price per meter	TIER 3 Price per meter
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Prior to the start of a calendar year, Buyer shall provide Supplier with a non-binding forecast of its Material requirements for that calendar year and on the basis of such forecast shall indicate the relevant pricing level (Base, Tier 1, Tier 2 or Tier 3) to be initially applied for Buyer’s Material orders during that calendar year. If by the end of a calendar year Buyer’s actual Material orders are such that a different pricing level should have applied during that calendar year, then within twenty (20) days of the end of that calendar year Supplier shall either invoice or credit Buyer for the price difference. [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If the [***] in a [***] for [***] as compared to the [***] for [***] in the [***] in the [***] equals or exceeds [***], then the [***] shall be [***] on a [***] equal to [***] of the [***] of such [***]. As an example, if the [***] of the [***] is [***] on a [***] for the [***], the [***] shall [***] by [***]. To initiate such [***] Buyer shall send written notice to the Supplier [***], and such [***] shall be effective as of [***].

Except as provided above all other provisions of Clause 2.3 shall remain in full force and effect.

3. Buyer shall provide a full listing of its Buyer Product part numbers for inclusion in Exhibit A as soon as such part numbers become available.

4. The first paragraph of Standard Condition 2 shall be deleted and replaced as follows:

Except as permitted in this Agreement, Buyer or any Buyer subsidiaries shall not make commercially available any implantable medical devices using any form of polyaryletherketone, other than provided by Supplier during the Term (as extended) of this Agreement. Notwithstanding the foregoing, during the Term, a “Failure to Supply” shall occur, on a size-by-size basis, if, [***] Supplier fails to supply [***] of the Materials set forth in such orders in accordance with the Specifications or Supply Manufacturing Definitions, as applicable by the delivery dates; provided that a Failure to Supply shall not have been deemed to have occurred with respect to any orders that occur after the Buyer has ordered an amount of such size of Materials that is in excess of Buyer’s annual forecast of its requirements for such size of Materials, as referred to in Section 2 above. Following a Failure to Supply, the Buyer shall be entitled to purchase any form of polyaryletherketone from third-party suppliers for use in implantable medical devices other than the Supplier with respect to that particular size of Materials, until such time as Supplier notifies to Buyer in writing that it is able to provide Materials in accordance with Buyer’s requirements, and Buyer confirms such notification to its reasonable satisfaction; always provided that in any particular lot of a Buyer Product, Buyer shall not co-mingle the Materials with any third-party supplier’s form(s) of polyaryletherketone and, Buyer shall maintain records for each particular Buyer Product lot identifying the source of the polyaryletherketone used within that Buyer Product lot.

5. The definition of the term “Affiliate” shall be deleted and replaced with the following:

“Affiliate of a party shall mean (a) its Subsidiaries (as defined below), and Parent (as defined below) of a party and any other Subsidiaries of such Parent, or (b) any partnership, joint venture or other entity directly controlled by or under common control with such party, but in each case only for so long as such ownership or control shall continue. Reference in this Agreement to “Buyer” shall encompass all Affiliates of Buyer, which are listed on Exhibit E attached hereto, as such list may be amended from

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

time to time by the Buyer. After being listed on Exhibit E attached hereto, an Affiliate of the Buyer shall be entitled to make separate orders for Materials to the Supplier, and such orders shall be included in any calculations made to determine the correct discount percentage, always provided that such orders are included in Buyer’s annual forecast of its annual requirements for Materials as referred to at point 2 above. Notwithstanding the foregoing, the limitations set forth in the first paragraph of Standard Condition 2 regarding the use of third-party suppliers for the supply of polyaryletherketone shall not apply to Affiliates of the Buyer that had a written agreement for the supply of polyaryletherketone with a third-party supplier prior to becoming an Affiliate of the Buyer; provided that the Buyer shall not seek to circumvent the first paragraph of Standard Condition 2 by purchasing polyaryletherketone for use directly by Buyer through such Affiliate(s).

Except as expressly provided in this letter of amendment, all other terms, conditions, and provisions of the Agreement shall continue in full force and effect as provided therein.

This letter shall be governed by and construed in accordance with the laws of the state of Colorado without regard to the conflict of law provisions thereof.

[Signature Page Follows]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have confirmed their acceptance of the contents of this letter.

/s/ Gary Hume, Vice President	/s/ Dirk Kuyper, President and CEO
For and on behalf of Invibio Inc.	For and on behalf of Alphatec Spine, Inc.

Date 3/3/11	Date 3/17/11

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.